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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2004
                                                        -----------------

                         CITIZENS & NORTHERN CORPORATION
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     0-16084                  23-2451943
---------------------------        ------------------       -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation)                         File Number)         Identification No.)

90-92 Main Street, Wellsboro, PA                                   16901
----------------------------------------                         ---------
(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  ) Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

(  ) Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

  Item 8.01 Other Events

On November 22, 2004, Citizens & Northern Corporation ("C&N"), along with Canisteo Valley Corporation, announced the signing of a definitive agreement and plan of merger. Under the agreement, C&N will acquire Canisteo Valley Corporation in an all-cash merger transaction. The transaction, which has been approved by the Boards of Directors of both companies, is expected to be completed during the second quarter 2005, pending Canisteo stockholder approval, regulatory approval, and other customary conditions of closing. At closing, First State Bank will operate as a separate subsidiary of C&N.

Section 9 - Financial Statements and Exhibits

  Item 9.01 Financial Statements and Exhibits

  (c) Exhibits

Exhibit 99 - Press Release issued by Citizens & Northern Corporation and Canisteo Valley Corporation dated November 22, 2004, titled "Citizens & Northern Corp. To Acquire Canisteo Valley Corp."




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CITIZENS & NORTHERN CORPORATION

Date:  11/22/04                       By: /s/ Craig G. Litchfield
                                          --------------------------------
                                          Name:  Craig G. Litchfield
                                          Title: Chairman, President and
                                                 Chief Executive Officer


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